Exhibit 99.1 1 Fountain Square Chattanooga, TN 37402 www.unum.com FOR IMMEDIATE RELEASE Contacts INVESTORS Tom White 423 294 8996 news MEDIA Jim Sabourin 866 750 8686 Unum completes purchase of Poland-based Pramerica Polish market entry expands Unum’s European footprint CHATTANOOGA, Tenn. (Oct. 1, 2018) – Unum Group (NYSE: UNM) completed its purchase of Pramerica Życie TUiR SA (“Pramerica”), a financial protection provider in Poland that will support Unum’s long-term growth strategy of protecting more people. “The purchase of Pramerica capitalizes on an opportunity to expand our footprint into Poland, an attractive market for the benefits we provide,” said Unum President and CEO Rick McKenney. “It also allows us to broaden the reach of Unum’s products and services and grow the number of people whose financial stability we protect.” Unum is a leading provider of financial protection products and services in the United States and United Kingdom, and the global leader in disability income protection insurance1. Pramerica is a growing life insurance company with a strong network of dedicated, full-time agents and brokers. The two companies are aligned in strategy, culture and values. Pramerica will remain a standalone business reporting to Peter O’Donnell, executive vice president of Unum Group and CEO of Unum UK, who will become the chair of Pramerica’s supervisory board. “We are excited to welcome Pramerica to the Unum family and support them as they build on their current momentum in the Polish market,” O’Donnell said. “Pramerica will continue to offer its existing individual and group products, and we’ll leverage Pramerica’s strong 1 LIMRA, “4Q 2017 U.S. Workplace Disability Insurance Inforce” (2018); LIMRA, “Individual Disability Income Sales and In-Force Survey Annual Review 2016” (2017), based on multilife; Swiss Re, “Group Watch 2018” (2018); AXCO, “Australia: Life and Benefits” (2018); AXCO, “Canada: Life and Benefits” (2018); AXCO, “Netherlands: Life and Benefits” (2018); Unum Group provides disability benefits through its family of licensed insuring subsidiaries.

network of agents and brokers with Unum’s knowledge and expertise to further expand its financial protection offering.” Unum plans to accelerate Pramerica’s current strategy, including investment in the individual and group business segments, and explore opportunities to introduce new digital capabilities and financial protection products. “We look forward to marrying Unum’s heritage and expertise with our reputation for quality products and customer service,” said Aneta Podyma-Milczarek, president of Pramerica. “Together, we’ll provide meaningful protection and innovative solutions for individuals and businesses in Poland.” Pramerica will be marketed under the Unum name later in the year, following the change of the company’s legal name. # # # ABOUT UNUM GROUP Unum Group (www.unum.com) is a leading provider of financial protection benefits in the United States and the United Kingdom. Its primary businesses are Unum US, Colonial Life, and Unum UK. Unum’s portfolio includes disability, life, accident and critical illness, dental and vision coverage, which help protect millions of working people and their families in the event of an illness or injury. Unum also provides stop-loss coverage to help self- insured employers protect against unanticipated medical costs. The company reported revenues of $11 billion in 2017, and provided nearly $7 billion in benefits. For more information, connect with us on Facebook, Twitter and LinkedIn. ABOUT PRAMERICA Pramerica Życie TUiR SA is a group and individual risk protection provider based in Poland. The scope of coverage in life insurance products the company offers in Poland is among the most extensive on the market. Customer focus and care about their trust, side by side with the highest quality of service, are the company’s competitive advantage. Pramerica gives customers genuine financial support in their hour of need, and all along helps them protect what is most important for them so that they can pursue their goals in life. The company creates a friendly working environment built on respect, where ambitious and exceptional people can succeed by developing and realizing their potential. Core values are the foundation on which, day by day, Pramerica builds a company that helps customers bring their dreams to life and addresses their dynamically evolving needs. Pramerica has been awarded the title of Ethical Company (2016), Customer Friendly Company (2017) and Friendly Insurance Company (2017). More information on www.pramerica.pl Prudential Financial, Inc. of the United States is not affiliated with Prudential plc. of the United Kingdom. SAFE HARBOR STATEMENT Certain information in this news release constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to a company’s outlook, future operations, strategies, financial results, or other developments, may include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, and speak only as of the date made. These forward-looking statements, including statements regarding the potential for accelerating strategy and expanding service or product offerings, are not guarantees of future results and subject to numerous assumptions, risks, and uncertainties, many of which are beyond Unum Group’s control. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, Unum Group’s ability to effectively manage growth and integrate acquisitions. Given the risks and uncertainties inherent in forward-looking statements, any of the forward-looking statements contained in this news release could be incorrect and investors are cautioned not to place undue reliance on them. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A “Risk Factors” of Unum Group’s annual report on Form 10-K for the year ended December 31, 2017 and its subsequent quarterly reports on Form 10-Q. The forward-looking statements in this news release are being made as of the date of this news release, and the company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on its website or otherwise.